UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2006

SALISBURY BANCORP, INC.
(Exact name of registrant as specified in charter)

Connecticut	0-24751	06-1514263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut		06039-1868
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (860) 435-9801

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.02(b).      Departure of Directors or Principle Officers; Election of Directors; Appointment of Principal Officers.

On January 30, 2006, Walter C. Shannon, Jr., age 70, a director of Salisbury Bancorp, Inc. (the “Company”) since its formation in 1998, and a director of its banking subsidiary, Salisbury Bank and Trust Company since 1993, notified the Company’s Board of Directors of his resignation from the Board of Directors effective January 31, 2006 for personal reasons. The Board thanked Mr. Shannon for his many years of valuable service and extended to Mr. Shannon the continued best wishes of everyone associated with the Company and the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: January 31, 2006	SALISBURY BANCORP, INC.

	By:	/s/ Richard J. Cantele, Jr.
Richard J. Cantele, Jr.
President